     Exhibit 99.1

FOR IMMEDIATE RELEASE:	CONTACT:
Geoff High, Vice President of Investor Relations
303-604-3924

DMC GLOBAL REPORTS THIRD QUARTER FINANCIAL RESULTS

•Third quarter sales were $152.4 million, down 11% sequentially and year-over-year
•Net loss, inclusive of a $141.7 million non-cash goodwill impairment charge at Arcadia Products, was $159.4 million, while net loss attributable to DMC, inclusive of the goodwill impairment charge, was $101.3 million
•Adjusted net loss attributable to DMC* was $9.6 million, or $(0.49) per diluted share
•Adjusted EBITDA* attributable to DMC was $5.7 million, down 71% sequentially and down 77% vs. Q3 2023
•Total adjusted EBITDA, inclusive of non-controlling interest (NCI), was $7.0 million, or 5% of sales

BROOMFIELD, Colo. - November 4, 2024 - DMC Global Inc. (Nasdaq: BOOM) today reported financial results for its third quarter ended September 30, 2024. As the Company recently announced, weakness in the U.S. construction and energy services industries negatively affected the performance of DMC’s two largest businesses.

At Arcadia, DMC’s architectural building products business, persistent high interest rates have impacted sales to the high-end luxury home market and have resulted in continued soft commercial construction activity. Under the direction of a new interim business president, Arcadia is executing a series of internal initiatives designed to strengthen sourcing and supply chain functions; improve sales, inventory and operations planning processes; and more effectively leverage Arcadia’s enterprise resource planning system. The business is also reviewing certain product lines that have not consistently met profitability targets.

Arcadia’s improvement initiatives are being led by interim president Chris Scocos, who joined the business in September 2024 with a 25-year track record of implementing lean manufacturing, process improvement and operational excellence programs for industrial manufacturing businesses across a broad range of industries, including building materials and industrial manufactured products.

Results at DynaEnergetics, DMC’s energy products business, reflect a further market-driven decline in U.S. well completions, which were down 6% sequentially and 13% versus last year’s third quarter. DynaEnergetics’ results also were impacted by a lower-margin customer mix. New automated assembly systems at DynaEnergetics’ U.S. manufacturing center in Blum, Texas, as well as a streamlined, next-generation model of its DynaStage perforating system, are expected to help strengthen DynaEnergetics’ profit margins beginning next year.

NobelClad, DMC’s composite metals business, delivered another solid quarter and achieved adjusted EBITDA margins of more than 23%. Management believes additional large order opportunities and continued strong demand for NobelClad’s Cylindra™ cryogenic transition joints will offset a recent slowdown in repair and maintenance work in North America’s downstream energy industry.

Guidance
Management has decided to limit quarterly financial guidance to consolidated sales and adjusted EBITDA during the current period of volatility and uncertainty in its energy and construction markets. For the fourth quarter, consolidated sales are expected to be in a range of $138 million to $148 million, while adjusted EBITDA attributable to DMC is expected in a range of $5 million to $8 million. The expected sequential decline in consolidated sales principally reflects challenging market conditions, including an anticipated extended frac holiday in DynaEnergetics’ North American market. The continued impact of stubbornly high interest rates on luxury home sales and the related impact of lower fixed-cost absorption in certain factories, particularly those supporting certain high-end residential products, are expected to negatively impact Arcadia’s fourth quarter performance.

Summary Third Quarter Results

	Three months ended			Change
	Sep 30, 2024	Jun 30, 2024	Sep 30, 2023	Sequential	Year-on-year
Net sales	$152,429	$171,179	$172,147	(11)%	(11)%
Gross profit percentage	19.8%	27.1%	30.6%
SG&A*	$28,205	$27,122	$28,713	4%	(2)%
Net (loss) income	$(159,416)	$6,293	$11,525	(2,633)%	(1,483)%
Net (loss) income attributable to DMC	$(101,323)	$4,012	$8,883	(2,625)%	(1,241)%
Diluted net (loss) income per share attributable to DMC	$(8.27)	$0.24	$0.38	(3,546)%	(2,276)%
Adjusted net (loss) income attributable to DMC	$(9,615)	$5,675	$9,861	(269)%	(198)%
Adjusted diluted net (loss) income per share	$(0.49)	$0.29	$0.50	(269)%	(198)%
Adjusted EBITDA attributable to DMC	$5,671	$19,420	$24,607	(71)%	(77)%
Adjusted EBITDA before NCI allocation	$7,015	$24,398	$29,981	(71)%	(77)%
Adjusted EBITDA before NCI allocation margin	4.6%	14.3%	17.4%
*SG&A in the three months ended September 30, 2023 included $805 of CEO transition expenses

Arcadia

	Three months ended			Change
	Sep 30, 2024	Jun 30, 2024	Sep 30, 2023	Sequential	Year-on-year
Net sales	$57,818	$69,748	$71,455	(17)%	(19)%
Adjusted EBITDA attributable to DMC	$2,014	$7,467	$8,060	(73)%	(75)%
Adjusted EBITDA before NCI allocation	$3,358	$12,445	$13,434	(73)%	(75)%
Adjusted EBITDA before NCI allocation margin	5.8%	17.8%	18.8%

DynaEnergetics

	Three months ended			Change
	Sep 30, 2024	Jun 30, 2024	Sep 30, 2023	Sequential	Year-on-year
Net sales	$69,679	$76,210	$72,998	(9)%	(5)%
Adjusted EBITDA	$414	$8,752	$12,568	(95)%	(97)%
Adjusted EBITDA margin	0.6%	11.5%	17.2%
•Sales and margin declines reflect softer well-completion activity and continued pricing pressure in North America
•Third quarter 2024 adjusted EBITDA includes approximately $5 million in inventory and bad debt charges

NobelClad

	Three months ended			Change
	Sep 30, 2024	Jun 30, 2024	Sep 30, 2023	Sequential	Year-on-year
Net sales	$24,932	$25,221	$27,694	(1)%	(10)%
Adjusted EBITDA	$5,776	$5,722	$6,384	1%	(10)%
Adjusted EBITDA margin	23.2%	22.7%	23.1%
•Backlog at the end of the third quarter was $59.0 million versus $60.8 million at the end of the 2023 third quarter
•Rolling 12-month bookings were $103.9 million versus $108.4 million at the end of the prior-year third quarter; and the book-to-bill ratio was 0.96.

Conference call information
The conference call will begin today at 5 p.m. Eastern (3 p.m. Mountain) and will be accessible by dialing 877-407-5783 (or +1 201-689-8782 for international callers).

Investors are invited to listen to the webcast live via the Internet at:
https://event.choruscall.com/mediaframe/webcast.html?webcastid=kSCFTQNY

Webcast participants should access the website at least 15 minutes early to register and download any necessary audio software. The webcast also will be available on the Investor page of DMC’s website, located at: ir.dmcglobal.com. A replay of the webcast will be available for six months.

*Use of Non-GAAP Financial Measures
In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States (GAAP), the Company also discloses certain non-GAAP financial measures that we use in operational and financial decision making. Non-GAAP financial measures include the following:

•EBITDA: defined as net income (loss) plus net interest, taxes, depreciation and amortization.
•Adjusted EBITDA: excludes from EBITDA stock-based compensation, restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance (as further described in the tables below).
•Adjusted EBITDA attributable to DMC Global Inc.: excludes the Adjusted EBITDA attributable to the 40% redeemable noncontrolling interest in Arcadia Products.
•Adjusted EBITDA for DMC business segments: defined as operating income (loss) plus depreciation, amortization, allocated stock-based compensation (if applicable), restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing operating performance.
•Adjusted net income (loss): defined as net income (loss) attributable to DMC Global Inc. stockholders prior to the adjustment of redeemable noncontrolling interest plus restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance.
•Adjusted diluted earnings per share: defined as diluted earnings per share attributable to DMC Global Inc. stockholders (exclusive of adjustment of redeemable noncontrolling interest) plus restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance.
•Net debt: defined as total debt less total cash, cash equivalents and marketable securities.
•Free-cash flow: defined as cash flows provided by (used in) operating activities less net acquisitions of property, plant and equipment.

Management believes providing these additional financial measures is useful to investors in understanding the Company’s operating performance, including the effects of restructuring, impairment, and other nonrecurring charges, as well as its liquidity. Management typically monitors the business utilizing the above non-GAAP measures, in addition to GAAP results, to understand and compare operating results across accounting periods, and certain management incentive awards are based, in part, on these measures. The presence of non-GAAP financial measures in this report is not intended to suggest that such measures be considered in isolation or as a substitute for, or as superior to, DMC’s GAAP information, and investors are cautioned that the non-GAAP financial measures are limited in their usefulness.

Because not all companies use identical calculations, DMC’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. However, these measures can still be useful in evaluating the company’s performance against its peer companies because management believes the measures provide users with valuable insight into key components of GAAP financial disclosures. For example, a company with greater GAAP net income may not be as appealing to investors if its net income is more heavily comprised of gains on asset sales. Likewise, eliminating the effects of interest income and expense moderates the impact of a company’s capital structure on its performance.

DMC is unable to reconcile its expected fourth quarter adjusted EBITDA attributable to DMC to the most directly comparable projected GAAP financial measure because certain information necessary to calculate such measure on a GAAP basis is unavailable or dependent on the timing of future events outside of DMC’s control. Therefore, because of the uncertainty and variability of the nature of and the amount of any potential applicable future adjustments, which could be significant, DMC is unable to provide a reconciliation for expected adjusted EBITDA attributable to DMC without unreasonable efforts.

About DMC Global Inc.
DMC Global is an owner and operator of innovative, asset-light manufacturing businesses that provide unique, highly engineered products and differentiated solutions. DMC’s businesses have established leadership positions in their respective markets and consist of: Arcadia, a leading supplier of architectural building products; DynaEnergetics, which serves the global energy industry; and NobelClad, which addresses the global industrial infrastructure and transportation sectors. Based in Broomfield, Colorado, DMC trades on Nasdaq under the symbol “BOOM.” For more information, visit: http://www.dmcglobal.com.

###

Safe Harbor Language
Except for the historical information contained herein, this news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including fourth quarter 2024 guidance on sales and adjusted EBITDA; our expectations that automation initiatives and product enhancements at DynaEnergetics will strengthen its EBITDA margins beginning next year; that improvement initiatives at Arcadia will strengthen operations; and that large order opportunities and demand for NobelClad’s Cylindra™ product line will offset a recent slowdown in repair and maintenance work. Such statements and information are based on numerous assumptions regarding present and future business strategies, the markets in which we operate, anticipated costs and the ability to achieve goals. Forward-looking information and statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results and performance to be materially different from those expressed or implied by such forward-looking information and statements, including but not limited to: our ability to realize sales from our backlog; our ability to obtain new contracts at attractive prices; the execution of purchase commitments by our customers, and our ability to successfully deliver on those purchase commitments; the size and timing of customer orders and shipments; the timely completion of contracts; changes to customer orders; product pricing and margins; fluctuations in customer demand; our ability to successfully navigate slowdowns in market activity or execute and capitalize upon growth opportunities; the success of DynaEnergetics’ product, technology, and margin enhancement initiatives; our ability to successfully protect our technology and intellectual property and the costs associated with these efforts; consolidation among DynaEnergetics’ customers; fluctuations in foreign currencies; fluctuations in tariffs and quotas; the cost and availability of energy; the cyclicality of our business; competitive factors; the timing and size of expenditures; the timing and price of metal and other raw material; the adequacy of local labor supplies at our facilities; our ability to attract and retain key personnel; current or future limits on manufacturing capacity at our various operations; government actions or other changes in laws and regulations; the availability and cost of funds; our ability to access our borrowing capacity under our credit facility; geopolitical and economic instability, including recessions, depressions, wars or other military actions; inflation; supply chain delays and disruptions; transportation disruptions; general economic conditions, both domestic and foreign, impacting our business and the business of our customers and the end-market users we serve; the potential effects of activist stockholder actions and actions that we may take to discourage takeover attempts, as well as the other risks detailed from time to time in our SEC reports, including the annual report on Form 10-K for the year ended December 31, 2023, and our quarterly reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024. We do not undertake any obligation to release public revisions to any forward-looking statement, including, without limitation, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Three months ended			Change
	Sep 30, 2024	Jun 30, 2024	Sep 30, 2023	Sequential	Year-on-year
NET SALES	$152,429	$171,179	$172,147	(11)%	(11)%
COST OF PRODUCTS SOLD	122,324	124,766	119,550	(2)%	2%
Gross profit	30,105	46,413	52,597	(35)%	(43)%
Gross profit percentage	19.8%	27.1%	30.6%
COSTS AND EXPENSES:
General and administrative expenses	14,349	15,623	16,259	(8)%	(12)%
Selling and distribution expenses	13,856	11,499	12,454	20%	11%
Amortization of purchased intangible assets	5,278	5,307	5,667	(1)%	(7)%
Goodwill impairment	141,725	—	—	100%	100%
Strategic review expenses	1,763	2,020	—	(13)%	100%
Restructuring expenses and asset impairments	2,069	279	515	642%	302%
Total costs and expenses	179,040	34,728	34,895	416%	413%
OPERATING (LOSS) INCOME	(148,935)	11,685	17,702	(1,375)%	(941)%
OTHER EXPENSE:
Other (expense) income, net	(520)	(284)	302	83%	272%
Interest expense, net	(2,113)	(2,316)	(2,392)	(9)%	(12)%
(LOSS) INCOME BEFORE INCOME TAXES	(151,568)	9,085	15,612	(1,768)%	(1,071)%
INCOME TAX PROVISION	7,848	2,792	4,087	181%	92%
NET (LOSS) INCOME	(159,416)	6,293	11,525	(2,633)%	(1,483)%
Less: Net (loss) income attributable to redeemable noncontrolling interest	(58,093)	2,281	2,642	(2,647)%	(2,299)%
NET (LOSS) INCOME ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS	$(101,323)	$4,012	$8,883	(2,625)%	(1,241)%
NET (LOSS) INCOME PER SHARE ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS
Basic	$(8.27)	$0.24	$0.38	(3,546)%	(2,276)%
Diluted	$(8.27)	$0.24	$0.38	(3,546)%	(2,276)%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	19,706,587	19,659,908	19,543,251	—%	1%
Diluted	19,706,587	19,671,169	19,596,575	—%	1%

Reconciliation to net (loss) income attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Three months ended
	Sep 30, 2024	Jun 30, 2024	Sep 30, 2023
Net (loss) income attributable to DMC Global Inc. stockholders	$(101,323)	$4,012	$8,883
Adjustment of redeemable noncontrolling interest	(61,687)	793	(1,263)
Net (loss) income attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest	$(163,010)	$4,805	$7,620

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Nine months ended		Change
	Sep 30, 2024	Sep 30, 2023	Year-on-year
NET SALES	$490,477	$545,152	(10)%
COST OF PRODUCTS SOLD	371,607	378,454	(2)%
Gross profit	118,870	166,698	(29)%
Gross profit percentage	24.2%	30.6%
COSTS AND EXPENSES:
General and administrative expenses	45,952	60,285	(24)%
Selling and distribution expenses	37,578	36,978	2%
Amortization of purchased intangible assets	15,877	17,001	(7)%
Goodwill impairment	141,725	—	100%
Strategic review expenses	5,952	—	100%
Restructuring expenses and asset impairments	2,348	515	356%
Total costs and expenses	249,432	114,779	117%
OPERATING (LOSS) INCOME	(130,562)	51,919	(351)%
OTHER EXPENSE:
Other expense, net	(1,213)	(337)	260%
Interest expense, net	(6,746)	(7,205)	(6)%
(LOSS) INCOME BEFORE INCOME TAXES	(138,521)	44,377	(412)%
INCOME TAX PROVISION	12,283	13,187	(7)%
NET (LOSS) INCOME	(150,804)	31,190	(584)%
Less: Net (loss) income attributable to redeemable noncontrolling interest	(56,056)	7,695	(828)%
NET (LOSS) INCOME ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS	$(94,748)	$23,495	(503)%
NET (LOSS) INCOME PER SHARE ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS
Basic	$(8.04)	$1.07	(851)%
Diluted	$(8.04)	$1.07	(851)%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	19,648,253	19,492,212	1%
Diluted	19,648,253	19,540,978	1%

Reconciliation to net (loss) income attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Nine months ended
	Sep 30, 2024	Sep 30, 2023
Net (loss) income attributable to DMC Global Inc. stockholders	$(94,748)	$23,495
Adjustment of redeemable noncontrolling interest	(63,201)	(2,289)
Net (loss) income attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest	$(157,949)	$21,206

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

Arcadia

	Three months ended			Change
	Sep 30, 2024	Jun 30, 2024	Sep 30, 2023	Sequential	Year-on-year
Net sales	$57,818	$69,748	$71,455	(17)%	(19)%
Gross profit	13,562	23,157	23,789	(41)%	(43)%
Gross profit percentage	23.5%	33.2%	33.3%
COSTS AND EXPENSES:
General and administrative expenses	7,223	7,765	7,413	(7)%	(3)%
Selling and distribution expenses	4,210	4,116	4,248	2%	(1)%
Amortization of purchased intangible assets	5,278	5,278	5,652	—%	(7)%
Goodwill impairment	141,725	—	—	100%	100%
Restructuring expenses and asset impairments	248	279	—	(11)%	100%
Operating (loss) income	(145,122)	5,719	6,476	(2,638)%	(2,341)%
Adjusted EBITDA	3,358	12,445	13,434	(73)%	(75)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(1,344)	(4,978)	(5,374)	(73)%	(75)%
Adjusted EBITDA attributable to DMC Global Inc.	$2,014	$7,467	$8,060	(73)%	(75)%

	Nine months ended		Change
	Sep 30, 2024	Sep 30, 2023	Year-on-year
Net sales	$189,491	$230,951	(18)%
Gross profit	53,532	73,342	(27)%
Gross profit percentage	28.3%	31.8%
COSTS AND EXPENSES:
General and administrative expenses	22,644	23,476	(4)%
Selling and distribution expenses	12,794	13,721	(7)%
Amortization of purchased intangible assets	15,833	16,956	(7)%
Goodwill impairment	141,725	—	100%
Restructuring expenses and asset impairments	527	—	100%
Operating (loss) income	(139,991)	19,189	(830)%
Adjusted EBITDA	21,709	40,390	(46)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(8,684)	(16,156)	(46)%
Adjusted EBITDA attributable to DMC Global Inc.	$13,025	$24,234	(46)%

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

DynaEnergetics

	Three months ended			Change
	Sep 30, 2024	Jun 30, 2024	Sep 30, 2023	Sequential	Year-on-year
Net sales	$69,679	$76,210	$72,998	(9)%	(5)%
Gross profit	8,347	15,133	19,585	(45)%	(57)%
Gross profit percentage	12.0%	19.9%	26.8%
COSTS AND EXPENSES:
General and administrative expenses	2,299	3,011	3,095	(24)%	(26)%
Selling and distribution expenses	7,276	5,041	5,604	44%	30%
Amortization of purchased intangible assets	—	29	15	(100)%	(100)%
Restructuring expenses and asset impairments	1,821	—	—	100%	100%
Operating (loss) income	(3,049)	7,052	10,871	(143)%	(128)%
Adjusted EBITDA	$414	$8,752	$12,568	(95)%	(97)%

	Nine months ended		Change
	Sep 30, 2024	Sep 30, 2023	Year-on-year
Net sales	$224,011	$239,720	(7)%
Gross profit	40,451	70,574	(43)%
Gross profit percentage	18.1%	29.4%
COSTS AND EXPENSES:
General and administrative expenses	8,201	12,869	(36)%
Selling and distribution expenses	17,540	15,888	10%
Amortization of purchased intangible assets	44	45	(2)%
Restructuring expenses and asset impairments	1,821	—	100%
Operating income	12,845	41,772	(69)%
Adjusted EBITDA	$19,705	$46,984	(58)%

NobelClad

	Three months ended			Change
	Sep 30, 2024	Jun 30, 2024	Sep 30, 2023	Sequential	Year-on-year
Net sales	$24,932	$25,221	$27,694	(1)%	(10)%
Gross profit	8,269	8,222	9,309	1%	(11)%
Gross profit percentage	33.2%	32.6%	33.6%
COSTS AND EXPENSES:
General and administrative expenses	1,110	1,023	1,106	9%	—%
Selling and distribution expenses	2,190	2,267	2,531	(3)%	(13)%
Restructuring expenses and asset impairments	—	—	440	—%	(100)%
Operating income	4,969	4,932	5,232	1%	(5)%
Adjusted EBITDA	$5,776	$5,722	$6,384	1%	(10)%

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

	Nine months ended		Change
	Sep 30, 2024	Sep 30, 2023	Year-on-year
Net sales	$76,975	$74,481	3%
Gross profit	25,135	23,113	9%
Gross profit percentage	32.7%	31.0%
COSTS AND EXPENSES:
General and administrative expenses	3,207	2,978	8%
Selling and distribution expenses	6,927	7,135	(3)%
Restructuring expenses and asset impairments	—	440	(100)%
Operating income	15,001	12,560	19%
Adjusted EBITDA	$17,378	$15,152	15%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in Thousands)

				Change
	Sep 30, 2024	Jun 30, 2024	Dec 31, 2023	Sequential	Year-end
	(unaudited)	(unaudited)
ASSETS

Cash and cash equivalents	$14,511	$14,567	$31,040	—%	(53)%
Marketable securities	—	—	12,619	— %	(100)%
Accounts receivable, net	110,996	118,247	106,205	(6)%	5%
Inventories	165,636	174,791	166,712	(5)%	(1)%
Prepaid expenses and other	16,734	13,270	10,236	26%	63%

Total current assets	307,877	320,875	326,812	(4)%	(6)%

Property, plant and equipment, net	129,674	128,189	129,267	1%	—%
Goodwill	—	141,725	141,725	(100)%	(100)%
Purchased intangible assets, net	179,380	184,658	195,260	(3)%	(8)%
Other long-term assets	85,079	94,038	91,431	(10)%	(7)%

Total assets	$702,010	$869,485	$884,495	(19)%	(21)%

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST, AND STOCKHOLDERS’ EQUITY

Accounts payable	$55,883	$62,594	$40,202	(11)%	39%
Contract liabilities	21,263	16,401	21,621	30%	(2)%
Accrued income taxes	16,616	13,917	12,810	19%	30%
Current portion of long-term debt	2,500	2,500	15,000	—%	(83)%
Other current liabilities	33,787	31,266	36,828	8%	(8)%

Total current liabilities	130,049	126,678	126,461	3%	3%

Long-term debt	71,715	81,612	100,851	(12)%	(29)%
Deferred tax liabilities	1,702	1,935	1,956	(12)%	(13)%
Other long-term liabilities	54,940	56,191	57,172	(2)%	(4)%
Redeemable noncontrolling interest	187,080	187,080	187,760	—%	—%
Stockholders’ equity	256,524	415,989	410,295	(38)%	(37)%

Total liabilities, redeemable noncontrolling interest, and stockholders’ equity	$702,010	$869,485	$884,495	(19)%	(21)%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in Thousands)
(unaudited)

	Three months ended			Nine months ended
	Sep 30, 2024	Jun 30, 2024	Sep 30, 2023	Sep 30, 2024	Sep 30, 2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(159,416)	$6,293	$11,525	$(150,804)	$31,190
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation	3,444	3,431	3,460	10,294	10,294
Amortization of purchased intangible assets	5,278	5,307	5,667	15,877	17,001
Amortization of deferred debt issuance costs	217	217	141	624	412
Stock-based compensation	1,772	1,782	1,832	5,103	8,558
Bad debt expense	3,943	560	317	4,979	141
Deferred income taxes	6,026	(746)	1,558	4,734	2,218
Asset impairments	1,044	—	515	1,044	515
Goodwill impairment	141,725	—	—	141,725	—
Other	712	197	(1,607)	(76)	(2,040)
Change in working capital, net	14,257	(14,698)	796	1,285	(25,541)
Net cash provided by operating activities	19,002	2,343	24,204	34,785	42,748
CASH FLOWS FROM INVESTING ACTIVITIES:
Investment in marketable securities	—	—	(5,102)	—	(7,516)
Proceeds from maturities of marketable securities	—	—	—	3,000	—
Proceeds from sales of marketable securities	—	—	—	9,619	—
Acquisition of property, plant and equipment	(6,085)	(2,547)	(2,333)	(11,600)	(7,455)
Proceeds from property, plant and equipment reimbursements	406	—	—	406	—
Proceeds on sale of property, plant and equipment	—	100	—	100	—
Net cash (used in) provided by investing activities	(5,679)	(2,447)	(7,435)	1,525	(14,971)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on term loan	(625)	(625)	(3,750)	(118,750)	(13,750)
Borrowings on term loan	—	—	—	50,000	—
Borrowings on revolving loans	500	6,700	—	77,650	—
Repayments on revolving loans	(9,875)	(10,075)	—	(50,400)	—
Payment of debt issuance costs	—	—	—	(2,735)	—
Distributions to redeemable noncontrolling interest holder	(3,649)	(1,547)	(4,034)	(8,321)	(10,345)
Net proceeds from issuance of common stock to employees and directors	—	132	—	132	212
Treasury stock purchases	(48)	(16)	(157)	(1,000)	(2,328)
Net cash used in financing activities	(13,697)	(5,431)	(7,941)	(53,424)	(26,211)
EFFECTS OF EXCHANGE RATES ON CASH	318	(342)	508	585	1,350
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(56)	(5,877)	9,336	(16,529)	2,916
CASH AND CASH EQUIVALENTS, beginning of the period	14,567	20,444	18,724	31,040	25,144
CASH AND CASH EQUIVALENTS, end of the period	$14,511	$14,567	$28,060	$14,511	$28,060

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

DMC Global

EBITDA and Adjusted EBITDA

	Three months ended			Change
	Sep 30, 2024	Jun 30, 2024	Sep 30, 2023	Sequential	Year-on-year
Net (loss) income	(159,416)	6,293	11,525	(2,633)%	(1,483)%
Interest expense, net	2,113	2,316	2,392	(9)%	(12)%
Income tax provision	7,848	2,792	4,087	181%	92%
Depreciation	3,444	3,431	3,460	—%	—%
Amortization of purchased intangible assets	5,278	5,307	5,667	(1)%	(7)%
EBITDA	(140,733)	20,139	27,131	(799)%	(619)%
Stock-based compensation	1,671	1,676	1,832	—%	(9)%
Goodwill impairment	141,725	—	—	100%	100%
Strategic review expenses	1,763	2,020	—	(13)%	100%
Restructuring expenses and asset impairments	2,069	279	515	642%	302%
CEO transition expenses	—	—	805	—%	(100)%
Other expense (income), net	520	284	(302)	83%	272%
Adjusted EBITDA	$7,015	$24,398	$29,981	(71)%	(77)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(1,344)	(4,978)	(5,374)	(73)%	(75)%
Adjusted EBITDA attributable to DMC Global Inc.	$5,671	$19,420	$24,607	(71)%	(77)%

	Nine months ended		Change
	Sep 30, 2024	Sep 30, 2023	Year-on-year
Net (loss) income	$(150,804)	$31,190	(584)%
Interest expense, net	6,746	7,205	(6)%
Income tax provision	12,283	13,187	(7)%
Depreciation	10,294	10,294	—%
Amortization of purchased intangible assets	15,877	17,001	(7)%
EBITDA	(105,604)	78,877	(234)%
Stock-based compensation	4,824	8,558	(44)%
Goodwill impairment	141,725	—	100%
Strategic review expenses	5,952	—	100%
Restructuring expenses and asset impairments	2,348	515	356%
CEO transition expenses	—	4,343	(100)%
Other expense, net	1,213	337	260%
Adjusted EBITDA	$50,458	$92,630	(46)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(8,684)	(16,156)	(46)%
Adjusted EBITDA attributable to DMC Global Inc.	$41,774	$76,474	(45)%

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

Adjusted Net Income* and Adjusted Diluted Earnings per Share

*Net income attributable to DMC Global Inc. stockholders prior to the adjustment of redeemable noncontrolling interest

	Three months ended September 30, 2024
	Amount	Per Share (1)
Net loss attributable to DMC Global Inc. stockholders*	$(101,323)	$(5.14)
Goodwill impairment, net of tax	85,035	4.31
Strategic review expenses, net of tax	1,322	0.07
Restructuring expenses and asset impairments, net of tax	1,451	0.07
Establishment of income tax valuation allowance	3,900	0.20
As adjusted	$(9,615)	$(0.49)
(1) Calculated using diluted weighted average shares outstanding of 19,706,587

	Three months ended June 30, 2024
	Amount	Per Share (1)
Net income attributable to DMC Global Inc. stockholders*	$4,012	$0.20
Strategic review expenses, net of tax	1,538	0.08
Restructuring expenses and asset impairments, net of tax	125	0.01
As adjusted	$5,675	$0.29
(1) Calculated using diluted weighted average shares outstanding of 19,671,169

	Three months ended September 30, 2023
	Amount	Per Share (1)
Net income attributable to DMC Global Inc. stockholders*	$8,883	$0.45
CEO transition expenses, net of tax	620	0.03
Restructuring expenses and asset impairments, net of tax	358	0.02
As adjusted	$9,861	$0.50
(1) Calculated using diluted weighted average shares outstanding of 19,596,575

	Nine months ended September 30, 2024
	Amount	Per Share (1)
Net loss attributable to DMC Global Inc. stockholders*	$(94,748)	$(4.82)
Goodwill impairment, net of tax	85,035	4.33
Strategic review expenses, net of tax	4,464	0.22
Restructuring expenses and asset impairments, net of tax	1,576	0.08
Establishment of income tax valuation allowance	3,900	0.20
As adjusted	$227	$0.01
(1) Calculated using diluted weighted average shares outstanding of 19,648,253

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

	Nine months ended September 30, 2023
	Amount	Per Share (1)
Net income attributable to DMC Global Inc. stockholders*	$23,495	$1.20
CEO transition expenses and accelerated stock-based compensation, net of tax	6,284	0.32
Restructuring expenses and asset impairments, net of tax	358	0.02
As adjusted	$30,137	$1.54
(1) Calculated using diluted weighted average shares outstanding of 19,540,978

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

Segment Adjusted EBITDA

Arcadia

	Three months ended			Change
	Sep 30, 2024	Jun 30, 2024	Sep 30, 2023	Sequential	Year-on-year
Operating (loss) income, as reported	$(145,122)	$5,719	$6,476	(2,638)%	(2,341)%
Adjustments:
Depreciation	914	888	969	3%	(6)%
Amortization of purchased intangible assets	5,278	5,278	5,652	—%	(7)%
Stock-based compensation	315	281	337	12%	(7)%
Goodwill impairment	141,725	—	—	100%	100%
Restructuring expenses and asset impairments	248	279	—	(11)%	100%
Adjusted EBITDA	3,358	12,445	13,434	(73)%	(75)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(1,344)	$(4,978)	$(5,374)	(73)%	(75)%
Adjusted EBITDA attributable to DMC Global Inc.	$2,014	$7,467	$8,060	(73)%	(75)%

	Nine months ended		Change
	Sep 30, 2024	Sep 30, 2023	Year-on-year
Operating (loss) income, as reported	$(139,991)	$19,189	(830)%
Adjustments:
Depreciation	2,677	2,675	—%
Amortization of purchased intangible assets	15,833	16,956	(7)%
Stock-based compensation	938	1,239	(24)%
Goodwill impairment	141,725	—	100%
Restructuring expenses and asset impairments	527	—	100%
CEO transition expenses	—	331	(100)%
Adjusted EBITDA	21,709	40,390	(46)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(8,684)	$(16,156)	(46)%
Adjusted EBITDA attributable to DMC Global Inc.	$13,025	$24,234	(46)%

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

DynaEnergetics

	Three months ended			Change
	Sep 30, 2024	Jun 30, 2024	Sep 30, 2023	Sequential	Year-on-year
Operating (loss) income, as reported	$(3,049)	$7,052	$10,871	(143)%	(128)%
Adjustments:
Depreciation	1,642	1,671	1,682	(2)%	(2)%
Amortization of purchased intangible assets	—	29	15	(100)%	(100)%
Restructuring expenses and asset impairments	1,821	—	—	100%	100%
Adjusted EBITDA	$414	$8,752	$12,568	(95)%	(97)%

	Nine months ended		Change
	Sep 30, 2024	Sep 30, 2023	Year-on-year
Operating income, as reported	$12,845	$41,772	(69)%
Adjustments:
Depreciation	4,995	5,167	(3)%
Amortization of purchased intangible assets	44	45	(2)%
Restructuring expenses and asset impairments	1,821	—	100%
Adjusted EBITDA	$19,705	$46,984	(58)%

NobelClad

	Three months ended			Change
	Sep 30, 2024	Jun 30, 2024	Sep 30, 2023	Sequential	Year-on-year
Operating income, as reported	$4,969	$4,932	$5,232	1%	(5)%
Adjustments:
Depreciation	807	790	712	2%	13%
Restructuring expenses and asset impairments	—	—	440	—%	(100)%
Adjusted EBITDA	$5,776	$5,722	$6,384	1%	(10)%

	Nine months ended		Change
	Sep 30, 2024	Sep 30, 2023	Year-on-year
Operating income, as reported	$15,001	$12,560	19%
Adjustments:
Depreciation	2,377	2,152	10%
Restructuring expenses and asset impairments	—	440	(100)%
Adjusted EBITDA	$17,378	$15,152	15%